UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

PHARMACOPEIA DRUG DISCOVERY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.                                                             FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 5, 2004

Item 12.                                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, Pharmacopeia Drug Discovery, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2004.  A copy of the Company’s press release is furnished as an exhibit to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA DRUG DISCOVERY, INC.

	By:	/s/ Brian M. Posner

Brian M. Posner, Vice President Finance, Secretary and Treasurer

Date: August 6, 2004